EXHIBIT 99.1

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       In connection with the Quarterly Report of Digital Lightwave, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Green, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section} 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                        By:   /s/ JAMES GREEN
                                              James Green
                                              Chief Executive Officer and
                                              President
                                              (Principal Executive Officer)

                                              Date:  August 14, 2002